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                                                                    EXHIBIT 10.2

                               NORIAN CORPORATION

                             1988 STOCK OPTION PLAN

                        (AS AMENDED THROUGH JANUARY 1995)

         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

                  Options granted hereunder may be either "incentive stock options," as defined in Section 422A of the Internal Revenue Code of 1986 or "nonstatutory stock options," at the discretion of the Board and as reflected in the terms of the written option agreement.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

                  (b) "Common Stock" shall mean the Common Stock of the Company.

                  (c) "Company" shall mean Norian Corporation, a California corporation.

                  (d) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                  (e) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (f) "Continuous Status as an Employee or Consultant" shall, for the purposes of this Plan and the Options granted and shares issued hereunder only, mean the absence of any interruption
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or termination of service as an Employee or Consultant. Continuous Status as an
Employee or Consultant shall not be considered interrupted in the case of sick leave (including leave on account of disability or military leave, provided that such sick leave or military leave is for a period of not more than 90 days, except as may otherwise be approved by the Board and specified in writing by the Company, or any other leave of absence approved by the Board and specified in writing by the Company, subject to any conditions of such approval. In the event that at the end of such leave the Employee or Consultant does not resume his service to the Company, his employment or relationship with the Company (and his Continuous Status as an Employee or Consultant) shall be deemed to have terminated as of the end of the leave period.

                  (g) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (h) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986.

                  (i) "Option" shall mean a stock option granted pursuant to the Plan.

                  (j) "Optioned Stock" shall mean the Common Stock subject to an Option.

                  (k) "Optionee" shall mean an Employee who receives an Option.

                  (l) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986.

                  (m)      "Plan" shall mean this 1987 Stock Option Plan.

                  (n) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (o) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986.

         3.       Stock Subject to the Plan.  Subject to the provisions of
Section 10 of the Plan, the maximum aggregate number of shares which may be optioned under the Plan is 7,000,000 shares of Common



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Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. However, any shares sold under the Plan and subsequently repurchased by the Company shall not be available for new issuance pursuant to the Plan.

         4.       Administration of the Plan.

                  (a) Procedure. The Plan shall be administered by the Board of Directors of the Company.

                           (i)    Subject to subparagraph (ii), the Board of
Directors may appoint a Committee consisting of not less than two members of the Board of Directors or one or more officers of the Company to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                           Members of the Board who either are eligible for
Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

                            (ii)    Notwithstanding the foregoing subparagraph
(i), if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, any grants of Options to directors shall only be made by the Board of Directors; provided, however, that if a majority of the Board of Directors is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year, any grants of


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Options to directors must be made by, or only in accordance with the recommendation of, a Committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board of Directors and having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan-of the Company or any of its affiliates, or has been eligible at any time within the preceding year. Any Committee administering the Plan with respect to grants to officers who are not also directors shall conform to the requirements of the preceding sentence. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. Subject to the foregoing, from time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                  (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422A of the Internal Revenue Code of 1986 or "non-statutory stock options"; (ii) to determine, upon review of relevant information and in accordance with Section 7(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 7(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of
Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.


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         5.       Eligibility.

                  (a) Options may be granted only to Employees or Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  (b) No Incentive Stock Option may be granted to an Employee which, when aggregated with all other incentive stock options granted to such Employee by the Company or any Parent or Subs~diary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

                  (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an incentive stock option. Section 5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a nonstatutory stock option.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 12 of the Plan.

         7.       Exercise Price and Consideration.

                  (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                             (i)    In the case of any Incentive Stock Option


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                                    (A)     granted to an Employee who, at the
time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                                    (B)     granted to any other Employee, the
per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                            (ii)    In the case of a Non-Statutory Stock Option

                                    (A)     granted to a person who at the time
of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant.

                                    (B)     granted to any person, the per Share
exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

                           (iii)    In the case of any Option granted on or
after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                  (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the last reported bid and asked prices of the Common Stock on the last trading day immediately preceding the date of grant (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System), or, in the event the Common Stock is listed on a stock exchange or quoted on the NASDAQ National Market System, the fair market value per Share shall be the reported closing price on such exchange or in the NASDAQ National Market on the last trading day immediately prior to the date of grant.

                  (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other shares of Common Stock having a fair


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market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 408 and 409 of the California General Corporations Law. In making its determination as to. the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company, (Section 315(b) of the California General Corporation Law).

         8.       Options.

                  (a) Term of Option. The term of each Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. The term of each Option that is not an Incentive Stock Option shall be five (5) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement.

                  (b)      Exercise of Option.

                             (i)    Procedure for Exercise; Rights as a
Shareholder. Any Option granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                                    An Option may not be exercised for a
fraction of a Share.

                                    An Option shall be deemed to be exercised
when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.


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                                    Exercise of an Option in any manner shall
result in a decrease in the number of Shares that thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Any Shares issued and sold pursuant to the Plan and repurchased by the Company shall not be available for reissuance under the Plan.

                            (ii)    Termination of Status as an Employee.  If an
Optionee's Continuous Status as an Employee terminates, the Optionee may, but only within one (1) month (or such other period of time not exceeding three (3) months as is determined by the Board and is specified in writing by the Company) after the date he ceases to be an Employee (as the case may be) of the Company (but in no event later than ten years from the date of grant of the Option), exercise his Option to the extent that (A) the Option was vested and (B) he was entitled to exercise it, at the date of such termination. To the extent that the Option was not vested or he was not entitled to exercise the Option, at the date of such termination, or if he does not exercise such Option within the time specified herein, the Option shall terminate.

                           (iii)    Disability.  Notwithstanding the provisions
of Section 8(b) (ii) above, in the event of termination of Continuous Status as an Employee as a result of an Optionee's disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986), the Optionee may, but only within three (3) months (or such other period of time not less then three (3) months nor more than twelve (12) months, as determined by the Board and specified in writing by the Company) from the date of termination (but in no event later than ten years from the date of grant of the Option), exercise his Option to the extent that (A) the Option was vested and (B) the Optionee was entitled to exercise it, at the date of such termination. To the extent that the Option was not vested or the Optionee was not entitled to exercise the Option, at the date of such termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

                            (iv)    Death of Optionee.  Notwithstanding the
provisions of Section 8(b) (ii) above, in the event of (A) the death of an Optionee during the term of his Option, where such Optionee is at the time of his death an Employee of the Company and such Optionee shall at the date of death have been in Continuous Status as an Employee since the date of grant of the Option, or (B) the death of an Optionee within thirty (30) days after the termination of such Optionee's Continuous Status as an Employee then the Option may be exercised at any time within six (6) months (or such other period of time not less than six (6) months nor more


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than twelve (12) months as determined by the Board and specified in writing by the Company) following the date of death (but in no event later than ten years from the date of grant of the Option), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that (A) the Option was vested as of the date of termination, and (8) the Optionee was entitled to exercise it at the date of termination.

         9. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee only by such Optionee.

         10. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option is


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not assumed or substituted, the Option shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of common stock in the merger.

         11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         12.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

                             (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 10 of the Plan;

                            (ii) any material change in the designation of the class of employees or consultants eligible to be granted Options; or

                           (iii) if the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.


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                  (b)      Shareholder Approval. If any amendment requiring
shareholder approval under Section 12(a) of the Plan is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 16(a) of the Plan.

                  (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Board and the Optionee which agreement must be in writing and signed by the Company and the Optionee.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. Option Agreements. Options shall be evidenced by written option agreements in such form as the Board shall approve.


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         16.      Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If and in the event that the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the approval of such shareholders of the Company shall be:

                  (a)      (1) solicited substantially in accordance with
Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under
Section 14(a) of the Exchange Act at the time such information is furnished; and

                  (b) obtained at or prior to the first annual meeting of shareholders held subsequent to the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act.

                  If such shareholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company.

         17. Information to Optionees. The Company shall provide to each Optionee during the period for which such person has one or more Options outstanding, copies of all annual reports and other information provided to all Shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties to the Company assure their access to equivalent information.


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                               NORIAN CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

         Name of Optionee:
                           -----------------------------------------------------

         Date of Grant:
                        --------------------------------------------------------

         Number of Option Shares:
                                  ----------------------------------------------

         Exercise Price:
                         -------------------------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Agreement as of ____________, 198__.

                                            NORIAN CORPORATION
                                            a California corporation


                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------

         Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, this Option and the Investment Representation Statement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, fully understands all provisions of the Option and the Investment Representation Statement, and specifically acknowledges that the vesting of shares hereunder is earned only by continuing employment at the will of the Company (and not through the act of being hired, being granted this option or acquiring shares pursuant to this Option). Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


                                            ------------------------------------
                                            Optionee

         Norian Corporation, a California corporation (the "Company"), has granted to the person whose name is written on the first page hereof (the "Optionee"), an option to purchase the number of shares of Common Stock stated on the first page hereof, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1988 Incentive Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

         1. Nature of the Option. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422A of the Internal Revenue Code of 1986 (the "Code").

         2. Exercise Price. The exercise price for each share of Common Stock is as stated on the first page hereof, which price is not less than the fair market value per share of the Common Stock on the date of grant.

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

                  (i)      Right to Exercise.

                           (a)      Subject to subsections 3(i)(b), (c), (d) and
(e) below, this Option shall be exercisable cumulatively beginning one year from __________ (the "Commencement Date"), and those shares eligible for exercise shall be a portion of the Shares subject to the Option which is a fraction of 100% of the Shares, the numerator of which shall be a number equal to the total number of calendar months elapsed from the Commencement Date, and the denominator of which shall be 48.

                           (b)      This Option may not be exercised for a
fraction of a share.

                           (c)      In the event of Optionee's death, disability
or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsections 3(i)(d) and (e).

                           (d)      In no event may this Option be exercised
after the date of expiration of the term of this Option as set forth in Section 11 below.

                           (e)      In no event may this Option become
exercisable at a time or times which, when this Option is aggregated with all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, would result in Shares having an aggre-gate fair market value (determined for each Share as of the date of grant of the option covering such share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

               (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

         No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                (i)    cash; or

               (ii)    check.

         6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regula-tion G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Termination of Status as an Employee. In the event of termination of Optionee's Continuous Status as an Employee, he may, but only within thirty
(30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in
Section 11 below), exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

         8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         9.    Death of Optionee.  In the event of the death of Optionee:

               (i) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee twelve (12) months after the date of death, subject to the limitations contained in Section 3(i)(e) above; or

               (ii) within thirty (30) days (or such other time not exceeding three (3) months as is determined by the Board) after the termination of Optionee's Continuous Status as an Employee, the

Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         11.   Term of Option.  This Option may not be exercised more than five
(5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         12. Early Disposition of Stock. Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Company, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee. Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition. Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.


DATE OF GRANT:
               -------------------

                                            NORIAN CORPORATION
                                            a California corporation

                                            By:
                                               ---------------------------------
                                               Brent Constantz, President

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL.

         Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

         Dated:
                --------------------

                                            ------------------------------------
                                            Optionee

                               NORIAN CORPORATION

                       NONSTATUTORY STOCK OPTION AGREEMENT

         Name of Optionee:
                          ------------------------------------------------------

         Date of Grant:
                       ---------------------------------------------------------

         Number of Option Shares:
                                 -----------------------------------------------

         Exercise Price:
                        --------------------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as
of                , 198  .

                                            NORIAN CORPORATION
                                            a California corporation

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

         Optionee acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, this Option and the Purchase Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, fully understands all provisions of the Option and the Purchase Agreement, and specifically acknowledges that the vesting of shares hereunder is earned only by continuing employment at the will of the Company (and not through the act of being hired, being granted this option or acquiring shares pursuant to this Option). Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.



                                            ------------------------------------
                                            Optionee

         Norian Corporation, a California corporation (the "Company"), has granted to the person whose name is written on the first page hereof (the "Optionee"), an option to purchase the number of shares (the "Shares") of Common Stock of the Company stated on the first page hereof, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1988 Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

         1. NATURE OF THE OPTION. This Option is intended by the Company and the Optionee to be a nonstatutory stock option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option and is not subject to Section 5(b) of the Plan.

         2. EXERCISE PRICE. The exercise price for each share of Common Stock is as stated on the first page hereof.

         3. TERM OF OPTION. This Option may not be exercised more than five (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option. This Option shall terminate following termination of Optionee's Continuous Status as an Employee or Consultant, in accordance with Section 8(b) of the Plan.

         4. EXERCISE OF OPTION. This Option shall be exercisable during its term, subject to the provisions of Section 8 of the Plan, as follows:

                  (i) VESTING. For so long as the Optionee shall maintain Continuous Status as an Employee or Consultant of the Company, this Option shall vest cumulatively as follows: 1/4 of the Shares subject to the Option shall vest on the first anniversary of the date of grant of this option and 1/48 of the Shares subject to the Option shall vest each month thereafter.

                  (ii) RIGHT TO EXERCISE. This Option shall be exercisable at any time during its term, in whole or in part, and whether or not the shares as to which the Option is exercised have vested under the above vesting schedule; provided, however, that the Optionee (and Optionee's spouse, if any) shall execute, as a condition to any exercise of this Option, a Restricted Stock Purchase Agreement in the form attached hereto as Attachment 1 (the "Purchase Agreement"). The Optionee's right to exercise this Option shall not be limited by the grant of any incentive stock option (as defined in Section 422A of the Internal Revenue Code of 1986 (the "Code")) either before or after the granting of this Option to Optionee.

                  (iii) METHOD OF EXERCISE. This Option shall be exercisable by delivery to the Company of a duly executed Purchase Agreement, accompanied by payment of the exercise price. The Purchase Agreement and exercise price shall be delivered in person or by certified mail to the President of the Company, and this Option shall be deemed to be exercised on receipt of the same.

         5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Board:

                  (i)    cash;

                  (ii)   check;

                  (iii) execution and delivery of a promissory note (the "Note") in the form attached to the Purchase Agreement as Exhibit A and in the amount of the exercise price, together with the execution and delivery of an escrow agreement (the "Escrow Agreement") in the form attached to the Purchase Agreement as Exhibit E securing the amount of the Note by a pledge of the Shares purchased by the Note; or,

                  (iv) surrender of other shares of Common Stock of the Company of a value equal to the exercise price of the Shares as to which the Option is being exercised.

         6.       RESTRICTIONS ON EXERCISE.

                  (a) This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board or any requirements of any stock exchange upon which the Shares may then be listed.

                  (b) The Option may only be exercised in accordance with the provisions of the Plan and the provisions of the Purchase Agreement attached hereto as Exhibit A. The Purchase Agreement contains certain restrictions on transfer of the shares that may be acquired on exercise of this Option. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of

Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         8. TAX CONSIDERATIONS. Certain federal tax consequences of any exercise of this Option or the sale of Shares acquired thereby are summarized in the Purchase Agreement.

         9. AMENDMENT. Neither this Option Agreement nor any term or provision hereof may be modified, amended or waived except by a written instrument signed by the party against whom enforcement of any such modification, amendment or waiver is sought.

         10. GOVERNING LAW. This Option Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of California.

         VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTING AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).

         THIS OPTION, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR CONSULTING RELATIONSHIP FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL.

                               NORIAN CORPORATION

                       NONSTATUTORY STOCK OPTION AGREEMENT
                             (Consultant Optionees)


         Name of Optionee:
                           -----------------------------------------------------

         Date of Grant:
                        --------------------------------------------------------

         Number of Option Shares:
                                  ----------------------------------------------

         Exercise Price:
                         -------------------------------------------------------

         IN WITNESS WHEREOF, the parties have executed this Agreement as of ____________, 198__.

                                            NORIAN CORPORATION
                                            a California corporation


                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

         Optionee acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, this Option and the Investment Representation Statement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, fully understands all provisions of the Option and the Investment Representation Statement, and specifically acknowledges that the vesting of shares hereunder is earned only by continuing employment at the will of the Company (and not through the act of being hired, being granted this option or acquiring shares pursuant to this Option). Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


                                            ------------------------------------
                                            Optionee

         Norian Corporation, a California corporation (the "Company"), has granted to the person whose name is written on the first page hereof (the "Optionee"), an option to purchase the number of shares (the "Shares") of Common Stock of the Company stated on the first page hereof, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1988 Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

         1. Nature of the Option. This Option is intended by the Company and the Optionee to be a nonstatutory stock option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option and is not subject to Section 5(b) of the Plan.

         2. Exercise Price. The exercise price for each share of Common Stock is as stated on the first page hereof.

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

                  (i)      Right to Exercise.

                           (a)      Subject to subsections 3(i)(b), (c) and (d)
below, this Option shall be exercisable cumulatively beginning one year from _________ (the "Commencement Date"), and those shares eligible for exercise shall be a portion of the Shares subject to the Option which is a fraction of 100% of the Shares, the numerator of which shall be a number equal to the total number of calendar months elapsed from the Commencement Date, and the denominator of which shall be 48.

                           (b)      This Option may not be exercised for a
fraction of a share.

                           (c)      In no event may this Option be exercised
after the date of expiration of the term of this Option as set forth in Section 11 below.

                  (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

         No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                   (i)     cash; or

                  (ii)     check.

         6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         8. Term of Option. This Option may not be exercised more than five (5) years and one (1) day from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         9. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee's current compensation with respect to such income; to the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition to exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.


DATE OF GRANT:
               -------------------

                                            NORIAN CORPORATION
                                            a California corporation


                                            By:
                                               ---------------------------------
                                               Brent Constantz, President


         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL.

         Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the

Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

         Dated:
                ------------------


                                            ------------------------------------
                                            Optionee